EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Zimmer Biotech Holdings, Inc., and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date: February 10, 2016

The Goldman Sachs Group, Inc.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman, Sachs & Co.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Fund, L.P. By: GSCP VI Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI GmbH & Co. KG By: GS Advisors VI, L.L.C., its Managing Limited Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Offshore Fund, L.P. By: GSCP VI Offshore Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Parallel, L.P. By: GS Advisors VI, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS LVB Co-Invest, L.P. By: MBD Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs BMET Investors, L.P. By: MBD Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs BMET Investors Offshore Holdings, L.P. By: MBD 2011 Offshore Advisors, Inc., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

PEP Bass Holdings, LLC
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners 2004 Direct Investment Fund L.P. By: GSAM Gen-Par, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners 2005 Direct L.P By: GSAM Gen-Par, L.L.C., its General Partner.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners IX Direct L.P. By: GSAM Gen-Par, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GSCP VI Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GSCP VI Offshore Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Advisors VI, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman, Sachs Management GP GmbH
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GSAM Gen-Par, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

MBD Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

MBD 2011 Offshore Advisors, Inc.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact